Conceptus, Inc. Quarterly Results First Quarter of 2011 © 2011 Conceptus, Inc. All rights reserved. May 10, 2011 Exhibit 99.2

Safe Harbor
© 2011 Conceptus, Inc. All rights reserved.

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements, the accuracy of which is subject to risks and uncertainties. These forward-
looking statements include discussions regarding:
projected net sales and adjusted earnings before interest, taxes, depreciation, amortization and stock-
based compensation (“adjusted EBITDA”) for the full year 2011, and the expected impact of the economy, high unemployment and increasing insurance costs that relate to consumer spending on non-urgent medical procedures such as Essure, trends in and market share related to competitive trialing, physician metric growth trends, our ability to increase utilization of
Essure through the promotion of a compatible endometrial ablation product, our ability to market effectively to physicians and prospective patients, our ability to secure government reimbursement in foreign countries, and the expected attainment of strategic initiatives intended to grow the business.
These discussions and other forward-looking statements included herein may differ significantly from actual results. Such differences may be based upon factors such as changes in strategic planning decisions by management, re-allocation of internal resources, changes in the impact of domestic and global macroeconomic pressures, reimbursement decisions by insurance companies and domestic and foreign governments, scientific advances by third parties, litigation risks, the effect of regulations promulgated pursuant to the Affordable Care Act, and the introduction of competitive products, as well as those factors set forth in the Company's most recent Annual Report on Form 10-K and most recent
Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission.  These forward-looking statements speak only as to the date on which the statements were made.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

First Quarter of 2011 Highlights Mark Sieczkarek President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Macro-economic factors
Insurance trends
Deductible re-sets
Competition
Launch GEA promotion
Defend accounts
Implement new selling tools
Integrate marketing
Growth Balance

Conceptus® Inc.

Strategic Execution Impacted Growth
© 2011 Conceptus, Inc. All rights reserved.
In Q1’11, we executed
several recent strategic
initiatives at the expense of
growing the hysteroscopic
sterilization market.
As anticipated, environmental
challenges continued to
weigh heavily on topline
growth.
Environmental
challenges
Executed
recent
initiatives
Market
growth

5.1%
5.6%
6.2%
7.2%
8.5%
9.5%
9.8%
10.0%
9.7%
9.5%
9.6%
9.4%
8.8%
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11

Conceptus® Inc. - 5 -

High Unemployment Remains
High unemployment and protracted economic conditions
continue to hamper consumer discretionary spending; non-
urgent medical procedures such as Essure represent a lagging economic indicator
U.S. employment rates by quarter 2008-2011
© 2011 Conceptus, Inc. All rights reserved.

~

2,500
2,000
1,500
1,000
500
0
Q2 10
Q3 10
Q4 10
Q1 11e
Q2 10
Q3 10
Q4 10
Q1 11e

Conceptus Inc. - 6 -

COBRA Subsidies Decrease
2% of households have lost COBRA subsidies recently; about half of those roll-offs are estimated to have occurred in Q1’11
Source: Department of Treasury, BLS, GE Capital Estimates
Estimated U.S. households that lost COBRA subsidies by quarter, cumulative
In thousands
© 2011 Conceptus, Inc. All rights reserved.

$248
$273
$280
$293
$333
$52
$58
$60
$65
$75
2006
2007
2008
2009
2010
Single coverage
Family coverage

2006 3% 20% 60% 13% 4%
2007 3% 21% 57% 13% 5%
2008 2% 20% 58% 12% 8%
2009 1% 20% 60% 10% 8%
2010 1% 19% 58% 8% 13%
Conventional
HMO
PPO
POS
HDHP/SO

$3,997
$9,773
$1,619
$4,819
2000
2010
Employer contribution
Worker contribution

Conceptus Inc. -7-

Employers Shift Costs to Employees
Average monthly worker contribution to premiums
Source:  Kaiser/HRET Survey of Employer-Sponsored Health Benefits, 2006–2010.
Average annual health insurance premiums
and worker contributions for family coverage
$6,438
$13,770
114% Premium
increase
147% Worker
contribution
increase
© 2011 Conceptus, Inc. All rights reserved.
High deductible health plans becoming more popular
Employees are paying higher premiums, deductibles and co-pays

Cumulative Effect of Macro Trends…
9% unemployment
+
13% enrolled in high deductible plans and
higher employee costs due to cost shifting
=
22% of workforce faces financial barriers to
non-urgent procedures
+
Seasonal re-setting of all deductibles
© 2011 Conceptus, Inc. All rights reserved.

27
26
25
24
23
22
21
20
19
18
55
54
53
52
51
50
49
OB/GYN
FP/GP
54.6
24.8
20.6
49.6
19.1
49.0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Conceptus Inc. - 9 -

…Result in Fewer Office Visits
OB/GYN and FP/GP office visits declined further in Q1’11
Source:  IMS Data
Patient office visits in millions
© 2011 Conceptus, Inc. All rights reserved.
Period: OB/GYN FP/GP
2010
vs 2009
-15% -5%
Q1’11
vs Q1’09
-23% -10%
Q1’11
vs Q1’10
-8% -1%
% change in select periods:

Q1’11 Highlights
© 2011 Conceptus, Inc. All rights reserved.
Positives:
Defended accounts and competitive trialing activity slowed;
long-term Essure agreements increased
Launched promotion of
GYNECARE THERMACHOICE® III (1)
to
U.S. physician offices
Negatives:
Gave short-term ground on growing the hysteroscopic
sterilization market; physician metrics pipeline rate of growth declined
No direct-to-consumer promotion benefit
Macro-economics and insurance trends continue

(1)
Global endometrial ablation (GEA) product manufactured for and marketed by ETHICON™ Women’s
Health & Urology,a division of Ethicon, Inc.

- ~
- ~
  ~ ~
-
- ~ ~
  ~ ~

400
300
200
100
0
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Conceptus Inc. - 11 -

Defend Existing Accounts
© 2011 Conceptus, Inc. All rights reserved.
In total 450 accounts are covered by 1-3
year 90%+ Essure exclusivity agreements
by the end of Q1’11
1,100 accounts have trialed to date out
of 1,300 to 1,800 accounts anticipated
to trial
The number of accounts entering trialing
and the number of competitor cases in
Essure accounts has remained low
Trialing expected to last 9 to 12 months
at a rate of 80 to 90 accounts entering
trialing per quarter + one year to trial
Rate of competitive trialing continues to decline
Number of Essure accounts that entered
competitive trialing by quarter

Sales Force
Redeployment

Launch Strategic Partnership
Since our launch in February >2,000 physicians have
committed to trialing
GYNECARE THERMACHOICE ® III
in
the office within the next 12 months
Leverages our
in-office channel
strength
GEA procedure =
medical need for
permanent birth control
Essure and GYNECARE
THERMACHOICE® III
are
compatible in-office
procedures
Patients are strongly
advised not to get pregnant
if they have a GEA
procedure
© 2011 Conceptus, Inc. All rights reserved.
Key partnership elements:

Physician Metrics Pipeline
© 2011 Conceptus, Inc. All rights reserved.
Rate of growth slowed in Q1’11 compared to previous
quarters; we will re-focus on higher growth

Q1’11 Q4’10 Q3’10 Q2’10 Q1’10
Current Period Activity:
Physicians entering preceptorship
340 413 375 387 423
Physicians becoming certified
189 458 324 335 406
Physicians transitioning to in-office
89 202 185 163 243
Physician Base: 12,870 12,530 12,117 11,742 11,355

Strategic Marketing
Consumer
© 2011 Conceptus, Inc. All rights reserved.
Point of
Care
Physician
•
Resident, new-user and
in-office training
•
Clinician education
•
Reimbursement support
•
Essure candidate
identification tools
•
Patient support  and
counseling through
all points of Essure
procedure
•
Consumer awareness
and education via print,
online and digital
•
New Essure branding
•
New Essurance
Promise™ Program
We are integrating consumer and physician marketing to
better manage the patient “continuum of care”

First Quarter of 2011 Financials Greg Lichtwardt Executive Vice President, Operations and Chief Financial Officer © 2011 Conceptus, Inc. All rights reserved.

Q1’11 Snapshot
Net Sales
($M)
Gross Margin
(%)
Diluted GAAP
EPS
Operating
Exp. ($M)
Q1’10 Q1’11
$33.4
80.8%
80.4%
$26.6
$27.7
$25.1
($0.08) ($0.09)
$2.9
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation.  See reconciliation in Appendix
$0.1
Q1’10 Q1’11 Q1’10 Q1’11 Q1’10 Q1’11
Q1’10 Q1’11
© 2011 Conceptus, Inc. All rights reserved.

Adj. EBITDA
(1)
($M)

Worldwide Sales
Q1’11 Net Sales (in $ millions)
Q1’11 Units (in thousands):
$33.4
Q1’10 Q1’11
$25.4
(76%)
$26.6
$18.9
(71%)
29.5
Q1’10 Q1’11
18.5
(63%)
11.0
(37%)
23.6
13.7
(58%)
9.9
(42%)
Domestic
International
$7.7
(29%)
$8.0
(24%)
© 2011 Conceptus, Inc. All rights reserved.

Q1’11 Q1’10 Y/Y
Change
Q4’10 Q/Q
Change
Net Sales $26.6 $33.4 (20.3%) $36.6 (27.4%)
Gross Profit Margin 80.4% 80.8% nm 81.9% nm
Operating Expenses $25.1 $27.7 (9.6%) $23.8 5.2%
Adjusted EBITDA
(1)
$0.1 $2.9 (97.7%) $10.1 (99.0%)
Other Income / (expense) ($1.5) ($1.5) nm ($1.6) nm
Tax Provision (benefit) ($2.3) $0.1 nm ($79.2) nm
NEAT (loss) ($2.9)
(2)
($2.4) nm $83.7
(3)
nm
GAAP EPS (diluted) ($0.09) ($0.08) nm $2.66
(4)
nm
Q1’11 Results
In $ millions except for EPS
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation. See appendix.
(2) Net loss after taxes includes a net income tax benefit of $2.3 million.
(3) Net earnings after taxes includes a net income tax benefit of $79.2 million primarily due to the release of the Company's deferred tax valuation allowance
(4) Diluted GAAP EPS includes a net income tax benefit of $2.52 primarily due to the release of the Company's deferred tax valuation allowance
© 2011 Conceptus, Inc. All rights reserved.

Q1’11 Adjusted EBITDA
Adjusted
EBITDA
$0.1
Amortization
of
intangibles
Stock-based
compensation
($2.9)
Net loss
See reconciliation in appendix
© 2011 Conceptus, Inc. All rights reserved.
Interest
and other
income
(expense)
net
$ millions
Depreciation
expense
Benefit
from
income
taxes
$1.6
($2.3) $0.8
$1.7
$1.2

Balance Sheet
Cash & cash equivalents
Investments
Accounts receivable
Inventories & other assets
PP&E
Intangibles
Goodwill
Deferred tax asset
Total assets
ASSETS
13.3
78.4
16.0
11.9
11.2
23.5
17.0
81.5
252.8
3/31/11
A/P & other accrued ST
liabilities
Notes payable
(1)
Other accrued LT liabilities
Total Equity
Total liabilities & equity
LIABILITIES &
EQUITY
12/31/10
16.4
82.1
2.6
151.7
252.8
(1) Notes payable is a current liability as of 3/31/11
© 2011 Conceptus, Inc. All rights reserved.
18.4
72.5
20.4
10.4
10.1
24.1
16.0
78.8
250.7
3/31/11 12/31/10
15.8
81.0
2.4
151.5
250.7
$ millions

Guidance
*See appendix
FY’11E
as of 5/10/11
FY’10
Actual
© 2011 Conceptus, Inc. All rights reserved.

Net Sales
$135M to
$150M
$140.7M
Gross Profit Margin
82.0% to
82.5%
80.9%
Operating
Expenses
$102M to
$105M
$104.3M
Adjusted EBITDA *
$24.7M to
$34.7M
$24.8M

2011: Strategic Plan Update Mark Sieczkarek President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Goals
© 2011 Conceptus, Inc. All rights reserved.
Goals Economic Assumptions Response
Navigate current
economy and
make Essure
Standard of Care
in PBC market
• Current trends continue: high
unemployment, increasing
enrollment in high deductible and
HSA insurance plans and more
employer cost shifting to
employees
• Patient utilization rates remain
low for non-urgent procedures
like Essure
• Proceed with strategic
plan to control what we
can

Strategic Plan Update
© 2011 Conceptus, Inc. All rights reserved.
Strategy Details Status
1. Minimize
impact of
competition
• Defend our existing accounts
against competitive trialing
• Expanded sales force
• Continue to educate
physicians on Essure’s
superior efficacy
• Pace of competitive trialing in
Essure accounts has slowed
2. Leverage in-
office channel
strength
• Promote GYNECARE
THERMACHOICE® III
to U.S.
physician offices and increase
utilization of Essure
• Launched GYNECARE
THERMACHOICE® III
promotion
efforts
• >2,000 physicians have
committed to trialing
GYNECARE THERMACHOICE®
III
in the office setting

Strategic Plan Update
© 2011 Conceptus, Inc. All rights reserved.
Strategy Details Status
3. Drive
awareness and
adoption of
Essure through
integrated
marketing
• Integrate patient and physician
value proposition to increase
Essure utilization at point-of-
service
• Utilize cost effective channels
such as digital, social media
and viral
• Providing new tools to help
physicians identify Essure
candidates
• Launched new branding
campaign
• Launched Essurance Promise
program (May ’11)
4. Expand
international
presence
• France
• Brazil
• Emerging markets
• France: Working to reinstate
reimbursement for <40 market;
increased targeting of   40
market
• Brazil: reimbursement focus
• China and India: moving
forward on approval process

Strategic Plan Update
© 2011 Conceptus, Inc. All rights reserved.
Strategy Details Status
5. Washington
DC focus and
reimbursement
issues
• Include contraception in the
Preventative Services for
Women’s healthcare package
(Institute of Medicine initiative)
• Medicaid reimbursement and
cost saving issues
• ACOG recognition of
hysteroscopic sterilization as
“standard of care”
• Recommendation expected  in
second half of 2011
• 35 states provide adequate
Essure Medicaid fee-for-
service office reimbursement
as of 3/31/11
• Continuing discussions with
ACOG

Strategic Plan Update
© 2011 Conceptus, Inc. All rights reserved.
Strategy Details Status
6. Create a
pipeline of
women’s
health products
and services
• Designed to accelerate
adoption of Essure
• Provide more diversified
offerings
• Ongoing review of potential
high-growth synergistic
opportunities
• Prefer in-office setting
7. Product
enhancements
• Next generation of Essure
procedure
• Seek FDA approval of
transvaginal ultrasound (TVU)
for U.S. Essure confirmation
instead of HSG
• Moving forward with expected
trials
• CE Mark and Canadian
approval on TVU

400
300
200
100
0
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

2,500
2,000
1,500
1,000
500
-
Q2 10
Q3 10
Q4 10
Q1 11e
Q2 10
Q3 10
Q4 10
Q1 11e

Conceptus® Inc. - 28 -

Key Take-Aways
1. Progress made on recent strategic
initiatives: launched promotion of
GYNECARE THERMACHOICE
®
III to
U.S. physician offices and defended
against competitive trialing
2. Re-focus on growing the market;
work to increase productivity, grow
physician pipeline, expand Essure
utilization and drive patient adoption
through integrated marketing
© 2011 Conceptus, Inc. All rights reserved.
Sales Force
Redeployment
3. Macro-economic and insurance
trends may continue to
significantly impact sales growth
in 2011
4. Strategic plan is designed to
optimize long-term growth
Estimated U.S. households that lost COBRA
subsidies by quarter, cumulative
In thousands
Number of Essure accounts that entered
competitive trialing by quarter

Appendix © 2011 Conceptus, Inc. All rights reserved.

Use of Non-GAAP Financial Measures
© 2011 Conceptus, Inc. All rights reserved.
The Company has supplemented its GAAP net loss with a non-GAAP measure of adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation (“adjusted EBITDA”). Management believes that this non-GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the Company’s business operations, facilitates a better comparison of results for current periods with the Company’s previous operating results, and assists management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. A reconciliation of non-GAAP adjusted EBITDA to GAAP net loss in the most directly comparable
GAAP measure, is provided in the below schedule.
There are limitations in using this non-GAAP financial measure because it is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  This non-GAAP financial measure should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-
GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliations of the non-GAAP financial measure provided in the below schedules.

GAAP to Non-GAAP Reconciliation
© 2011 Conceptus, Inc. All rights reserved.

2011 2010
Net loss, as reported (2,928) $    (2,351) $
Adjustments to net loss:
Interest and other income (expense), net (a) 1,548 1,459
Provision (benefit) for income taxes (2,304) 134
Amortization of intangibles (b) 813 819
Stock-based compensation (c) 1,695 1,729
Depreciation expense (d) 1,242 1,097
Adjustments to net loss 2,994 5,238
Adjusted EBITDA 66 $         2,887 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
(In thousands)
Conceptus, Inc.
March 31,
Three Months Ended
Reconciliation of Net Loss to Adjusted Earnings Before Interest, Taxes, Depreciation,
Amortization and Stock-Based Compensation (Adjusted EBITDA)
(Unaudited)

© 2011 Conceptus, Inc. All rights reserved.
GAAP to Non-GAAP Reconciliation
From To
Net Income Guidance 1,550 $        7,750 $
Adjustments to net income:
Interest and other income (expense), net (a) 6,092           6,092
Provision for income taxes 950              4,750
  Amortization of intangibles (b) 3,261           3,261
Stock-based compensation (c) 7,571           7,571
Depreciation expense (d) 5,250           5,250
Adjustments to net income 23,124         26,924
Adjusted EBITDA 24,674 $       34,674 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
Conceptus, Inc.
Reconciliation of Forward-Looking Guidance For Non-GAAP Financial Measures
To Projected GAAP Net Income
(Unaudited)

NASDAQ: CPTS Conceptus, Inc. Revolutionizing women’s healthcare with innovative solutions © 2011 Conceptus, Inc. All rights reserved. CC-2773 10MAY11F